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                                                                DECEMBER 3, 1999


                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVAITON TRUST

The section of the Fund's Statement of Additional Information entitled "Portfolio Transactions" is restated in its entirety to provide as follows:

                             PORTFOLIO TRANSACTIONS

         The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. Each of the Funds have adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide fund expenses, and placement of orders by securities firms for Funds shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Funds' investment objectives, the Funds may trade to some degree in securities for the short-term if the Adviser or Sub-Adviser believes that such trading is advisable.

         In placing executions and paying brokerage commissions or dealer markups, the Adviser or Sub-Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Funds and the professional services rendered, including execution, clearance


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procedures, payment of bona fide expenses of the Funds (such as sub-transfer agency or sub-accounting fees) which they would otherwise have to pay in cash, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's or Sub-Adviser's staff.

         The Funds have approved a policy which allows them to use commissions to purchase research. The Funds will not use markups to purchase research. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Funds may be used in servicing other accounts managed by the Adviser, and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Funds. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Funds may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser or Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund but the Adviser and Sub-Adviser deem that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Funds' portfolios. As any particular research obtained by the Adviser or Sub-Adviser may be useful to the Funds, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Funds, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.


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         The Funds paid the following brokerage commissions:

                                                                   Fiscal year ended
                                                                      December 31,
                                                         1998             1997             1996
                                                     -----------      ------------      ----------
Selected American Shares
Brokerage Commissions Paid                           $1,418,329        $1,061,947       $ 800,020
Amount Paid to Brokers Providing Research                   79%               93%             97%
Brokerage Commissions Paid
to Shelby Cullom Davis & Co.(1)                      $  155,832        $   64,872       $  12,000

Selected Special Shares
Brokerage Commissions Paid                           $   65,886        $   54,724       $ 117,165
Amount Paid to Brokers Providing Research                   85%               72%             97%


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(1)  Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the fiscal year ended December 31, 1998, commissions received represented 10.99% of total commissions paid and 13.93% of the aggregate dollar amount of transactions involving the payment of commissions by Selected American Shares.


         Because of the Funds' investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%.